Exhibit 10.1

                                    SUBLEASE
                                    --------


1.   PARTIES.
     This Sublease, dated May 16, 2002 is made between DHR International, Inc., an Illinois Corporation ("Sublessor"), and Transworld Benefits, Inc., a Nevada Corporation ("Sublessee").

2.   MASTER  LEASE.
     Sublessor is the tenant under a written lease dated February 14, 2000 (the "Master Lease"), wherein World Trade Center Building, Inc., a Corporation (as "Lessor"), leased to Enterprise Profit Solutions Corporation (as "Lessee") 3,875 rentable square feet at 18201 Von Karman Avenue, Suite 1170, Irvine, California. The Lease was assigned to DHR International, Inc. The Master Lease, as amended and assigned shall be collectively referred to herein as the "Lease" and is attached as Exhibit "A" to this Sublease. All capitalized terms referred to herein shall have the meanings given to them in the Lease unless otherwise specified herein.

3.   PREMISES.
     Sublessor hereby Subleases to Sublessee on the terms and conditions set forth in this Sublease the entire Premises of 3,875 rentable square feet as described above (the "Premises").

4.   WARRANTY  BY SUBLESSOR.
     Sublessor warrants and represents to Sublessee that to Sublessor's actual knowledge, Sublessor is not now, and as of the commencement of the Sublease Term hereof will not be, in default or breach of any of the provisions of the Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Lease.

5.   TERM.
     The "Sublease Term" shall be for the remainder of the Lease Term expiring March 14, 2005. The Sublease Term shall commence on the date ("Commencement Date") which is the date of delivery of the Premises by Sublessor to Sublessee, estimated to be July 1, 2002 and (ii) the date upon which Lessor consents to this Sublease. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee by August 1, 2002, then at any time thereafter and before delivery of possession of the Premises to Sublessee, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers possession to Sublessee on or before such effective date this Sublease shall remain in full force and effect. If Sublessor fails to deliver possession to Sublessee on or before such effective date, this Sublease shall be cancelable by Sublessee, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation.

6.   RENT  AND  SECURITY  DEPOSIT.
     Sublessee shall pay to Sublessor as Rent, without deduction, offset, notice or demand, at a location to be provided in writing to Sublessee, the sum of $8,559.25 per month, on the first day of each month of the Sublease Term. If Sublessee fails to pay any installment of rent within five days of when due or if Sublessee fails to make any other payment for which Sublessee is obligated under this Sublease within five days of when due, such late amount will accrue charges in the same manner and amount as provided in
     Section 22 (f) of the Lease. The Rent shall increase on the first day of the seventeenth month of the Sublease Term to $8,946.75. The Sublessee shall pay to Sublessor upon execution of this Sublease $25,677.75 as Rent for months one, two and three of the Sublease Term and an additional $26,840.25 as a Security Deposit to be held by Sublessor and treated in the same manner as is outlined in Section 7 of the Lease. If the Sublease Term begins on a day other than the first day of a month, the Rent for the partial months shall be prorated on a per diem basis based on the actual number of days in the month in which the Sublease commences. Additional provisions:


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     -    Sublessee  shall  pay the Operating Expenses and Taxes associated with the Premises and the Project above the 2002 Base Year. These payments shall be made by Sublessee to Sublessor. The method of calculating and paying Operating Expenses and Taxes shall be per the Lease.
     - Sublessee shall take the Premises on an "AS-IS" basis. Sublessor shall leave the Premises in good working order.
     - Sublessee shall be allowed to install signage per the Lease adjacent to the Premises' entry and on all common area suite identification where applicable, subject to the approval of Landlord.
     - Sublessee shall have the right to further sublease or assign any portion of the Premises subject to the applicable terms in the Lease, and subject to the prior reasonable written consent of Sublessor and Lessor, which consent shall be requested and granted or denied in accordance with the applicable terms of the Lease.

7.   OTHER  PROVISIONS  OF  SUBLEASE.
     All applicable terms and conditions of the Lease are incorporated into and made a part of this Sublease as if Sublessor were the Lessor, as applicable, thereunder, and Sublessee the Lessee thereunder. Sublessee assumes and agrees to perform all of the Lessee's obligations under the Lease during the Sublease Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Lease shall be considered performed by Sublessee by its payment to Sublessor of the amounts set forth in Section 6 of this Sublease. Sublessee shall cause Sublessor to be named as an additional insured on the policies of insurance required to be maintained by Sublessee pursuant to Section 19 of the Lease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Lease or Sublessee. If Sublessee shall be in default under this Sublease, Sublessor will be entitled to exercise any of the remedies provided for in Section 22 of the Lease. Notwithstanding anything to the contrary contained in this Sublease, Sublessee agrees that performance by Sublessor of its obligations hereunder are conditional upon due performance by the Lessor of its obligations under the Lease, and Sublessor shall not be liable to Sublessee for any default of the Lessor under the Lease. Sublessee shall not have any claim against Sublessor by reason of the Landlord's failure or refusal to comply with any of the provisions of the Lease, as applicable, unless such failure or refusal is a result of Sublessor's act or failure to act. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Lease for the benefit of Sublessee. Notwithstanding the foregoing, if the Lease gives Sublessor any right to terminate the Lease in the event of the partial or total damage, destruction, or condemnation of the Premises or the building or project of which the Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

8.   ATTORNEYS'  FEES.
     If either Sublessor or Sublessee shall commence legal action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorneys' fees.

9.   INDEMNITY.
     Sublessee hereby agrees to protect, defend, indemnify and hold Sublessor harmless from and against any and all liabilities, claims, expenses, losses and damages, including, without limitation, reasonable attorneys' fees and disbursements, which may at any time be asserted against Sublessor by (a) the Lessor for failure of Sublessee to perform any of the covenants, agreements, terms, provisions or conditions contained in the Lease which by reason of the provisions of this Sublease Sublessee is obligated to perform, or (b) any person by reason of Sublessee's use and/or occupancy of the Premises. The provisions of this Section 9 shall survive the expiration or earlier termination of the Lease and/or this Sublease, except to the extent any of the foregoing is caused or by the negligence of Sublessor.

10.  CANCELLATION  OF  LEASE.
     In the event of the cancellation or termination of the Lease for any reason whatsoever or of the involuntary surrender of the Lease by operation of law prior to the expiration date of this Sublease, Sublessee agrees to make full and complete attornment to the Lessor under the Lease for the balance of the Sublease Term and upon the then executory terms hereof at the option of the Lessor at any time during Sublessee's occupancy of the Premises, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to the Lessor. Sublessee agrees to execute and deliver such an agreement at any time within ten (10) business days after request of the Lessor, and Sublessee waives the provisions of any law now or hereafter in effect which may give Sublessee any right of election to terminate this Sublease or to surrender possession of the Premises in the event any proceeding is brought by the Lessor under the Lease to terminate the Lease.

11.  AGENCY  DISCLOSURE.
     Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except Arlotti Real Estate Group (Sublessee's Broker") and Corporate Real Estate Advisors ("Sublessor's Broker").

12.  COMMISSION.
     Upon execution of this Sublease, and consent thereto by Lessor, Sublessor shall pay Corporate Real Estate Advisors a real estate brokerage commission in accordance with Sublessor's contract with Sublessor's Broker for the subleasing of the Premises. Sublessor's Broker shall then pay Sublessee's Broker a commission in accordance with their separate agreement and Sublessor's contract with Sublessor's Broker. Sublessor shall have no obligation to Sublessee's Broker other than payment of the commission to Sublessor's Broker.

13.  NOTICES.
     All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing in the manner set forth in Section 9 of the Lease. All notices and demands by the Sublessor to Sublessee shall be mailed to the Sublessee at the Premises, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be mailed to the Sublessor at DHR International, Inc., Suite 2220, 10 South Riverside Plaza, Chicago, IL 60606, Attention: Gloria Seghi, and/or to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee. In the event Sublessee receives a notice of default under the Lease, Sublessee will provide a copy of such notice to Sublessor within three (3) days after Sublessee's receipt thereof.

14.  FURNITURE.
     Sublessee shall have the use of the furniture currently located within the Premises during the Sublease Term. Sublessee shall surrender the Premises and furniture to Sublessor in the same condition as received, normal wear and tear excepted, at the expiration or earlier termination of this Sublease. An inventory of furniture is attached as Exhibit "B".

15.  TELEPHONE  SYSTEM.
     Sublessee shall have the use of the existing telephone system located within the Premises during the Sublease Term. Sublessee shall surrender the telephone system to Sublessor in the same condition as received, normal wear and tear excepted, at the expiration or earlier termination of this Sublease. A description and an inventory of the equipment and services comprising the telephone system is attached as Exhibit "C".

16.  APPROVAL  BY  LESSOR.
     This Sublease is conditioned upon Sublessor's receipt in writing of Lessor's Consent to this Sublease.


     SUBLESSOR:                                 SUBLESSEE:

     By:                                        By:  Transworld Benefits, Inc.
        -------------------------------            -----------------------------
     Name:                                      Name:   /s/  Charles C. Seven
          -----------------------------              ---------------------------
     Title:                                     Title:  Chairman/CEO
           ----------------------------               --------------------------
     Date:                                      Date:   08-07-02
          -----------------------------              ---------------------------


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                            INDEMNIFICATION AGREEMENT
                            -------------------------

     This Indemnity Agreement (this "Agreement"), is entered into as of October 1, 2002 between Transworld Benefits, Inc. ("Transworld") and DHR International, Inc., ("DHR").

                                    RECITALS

     WHEREAS, Enterprise Profit Solutions Corporation ("EPS") and Transworld) have entered into a sublease of the real estate commonly known as 18201 Von Karmen Avenue, Suite 1170, Irvine, California (the "Premises");

     WHEREAS, DHR has purchased certain assets of EPS and is in possession of the Premises;

     WHEREAS,  DHR  is  paying the rent on the Premises to the Master Landlord;

     AND WHEREAS, DHR seeks to have Transworld make payments under the sublease to the order of DHR;

     NOW  THEREFORE,  the  parties  agree  as  follows:

     1. Transworld agrees to make payments of rent under the sublease directly to and to the order of DHR.

     2. DHR agrees to indemnify and hold harmless Transworld against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements resulting from any payments of rent under the sublease to DHR.

     3. If any action, suit, proceeding or investigation is commenced, as to which Transworld proposes to demand indemnification, Transworld agrees to notify DHR with reasonable promptness; provided, however, that any failure by Transworld to notify DHR shall not relieve DHR from its obligations hereunder except to the extent that DHR is materially prejudiced thereby.

     4. If DHR so elects, or is requested by Transworld, DHR will assume the defense of such action, suit, proceeding or investigation, including the employment of counsel reasonably acceptable to Transworld, and the payment of the reasonable fees and disbursements of such counsel.

     IN WITNESS WHEREOF, the parties hereto have entered into this Indemnity Agreement effective as of the date first written above.

TRANS WORLD BENEFITS INC.                   DHR INTERNATIONAL. INC.

BY:  /s/  Charles C. Seven                  BY:  /s/  David  Hoffman
   -----------------------                     --------------------------

TITLE:    CEO                               TITLE:    CEO
      --------------------                        -----------------------


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                  AMENDMENT NO. 1 TO OFFICE BUILDING LEASE AND
                  --------------------------------------------
                         CONSENT OF LANDLORD TO SUBLEASE
                         -------------------------------

     WORLD TRADE CENTER BUILDING, INC., a corporation ("Landlord" or "Master Landlord"), is the current landlord under that certain Office Building Lease dated February 14, 2000 (the "Lease" or the "Master Lease"), entered into by and between ENTERPRISE PROFIT SOLUTIONS CORPORATION, a Delaware corporation ("Tenant" or "Sublessor"), as tenant, and Master Landlord, as landlord, pursuant to which Sublessor currently leases certain space commonly known as 18201 Von Karman, Suite 1170, Irvine, California (the "Premises") as more particularly depicted in the Master Lease. Master Landlord hereby consents to the sublease of the entire Premises by Sublessor to TRANS WORLD BENEFITS, INC., a Nevada corporation ("Sublessee") on the terms stated herein.

     Master Landlord's consent is not intended, and shall not be construed (i) to modify or to otherwise affect any of the provisions of the Master Lease, or to release Sublessor from any of its obligations and duties under the Master Lease, (ii) as a waiver of any of Master Landlord's rights under the Master Lease, (iii) as an authorization or a consent by Master Landlord to any assignment of the interest of Sublessor in the Master Lease or to the further subleasing of the Premises, and/or (iv) as binding or obligating Master Landlord in any manner whatsoever with respect to any of the covenants, undertakings, representations, warranties or agreements contained in that certain Sublease entered into by and between Sublessor and Sublessee and dated May 16, 2002 (the "Sublease Agreement").

     Notwithstanding the foregoing, it is a condition to Master Landlord's consent to the Sublease Agreement that Sublessee's occupancy of the Premises and the Sublease Agreement are subject to the following:

     (i) Sublessee's occupancy of the applicable portion of the Premises and the Sublease Agreement will be subject and subordinate to the Master Lease and to all mortgages which are secured, in whole or in part, by the Premises;

     (ii) Master Landlord may enforce the provisions of the Sublease Agreement directly against Sublessee;

     (iii) Sublessor's agreement to increase the Security Deposit held by Master Landlord pursuant to Section 7 of the Master Lease by $10,075.00 concurrently with Sublessor's execution hereof (provided that if Sublessor timely makes all payments of rent under the Master Lease for the twelve [12] consecutive months immediately following the full execution hereof, Landlord shall return such additional Security Deposit to Tenant within thirty [30] days thereafter); and

     (iv) in the event of termination of the Master Lease for any reason whatsoever, including, without limitation, a voluntary surrender or default by Sublessor, or in the event of any re-entry or repossession of the Premises by Master Landlord, Master Landlord may, at its option, either (a) terminate the Sublease Agreement and Sublessee's occupancy of the Premises, or (b) take over all of the right, title and interest of Sublessor, as sublandlord, under the Sublease Agreement, in which case the Sublessee will attorn to Master Landlord, but that nevertheless Master Landlord will not (1) be liable for any previous act or omission of Sublessor under the Sublease Agreement, (2) be subject to any defense or offset previously accrued in favor of the Sublessee against Sublessor, or (3) be bound by any previous prepayment by Sublessee of more than one month's rent.

                         [NO FURTHER TEXT ON THIS PAGE]

This Amendment No. 1 to Office Building Lease and Consent of Landlord to Sublease has been executed this ______ day of September, 2002.

                                           WORLD TRADE CENTER BUILDING, INC.,
                                           a corporation

                                           By:  CB  Richard  Ellis,  Inc.,
                                                a Delaware corporation,
                                                Its Authorized Agent


                                           By:
                                              ----------------------------------

                                              Print Name:
                                                         -----------------------
                                               Print Title:
                                                           ---------------------

The undersigned Sublessor and Sublessee referred to hereinabove hereby acknowledge and accept the terms and conditions of this Amendment No. 1 to Office Building Lease and Consent of Landlord to Sublease.

                                   Sublessor:

ENTERPRISE PROFIT SOLUTIONS
CORPORATION, a Delaware corporation

                                           By: /s/  David  Hoffman
                                              ----------------------------------
                                              Name: David Hoffman
                                                   -----------------------------
                                              Its:  CEO
                                                  ------------------------------


                                   Sublessee:

TRANS WORLD BENEFITS, INC.,
a Nevada corporation


                                           By: /s/  Charles  C.  Seven
                                              ----------------------------------
                                              Name: Charles  C.  Seven
                                                   -----------------------------
                                              Its:  CEO
                                                  ------------------------------

                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Its:
                                                  ------------------------------


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